Rule 497(d)


                                           FT 768


               Supplement to the Prospectus dated October 9, 2003

      Notwithstanding anything to the contrary in the Prospectus, commencing August 14, 2006, Securities Evaluation Service, Inc. resigned as Evaluator and was replaced by First Trust Advisors L.P., an affiliate of the Sponsor. First Trust Advisors L.P. shall be compensated for providing evaluation services to the Trust in such amounts as set forth in the Prospectus for the Trust.

August 14, 2006